Exhibit 99.1

BIOMET ANNOUNCES THIRD QUARTER OF FISCAL YEAR 2013 FINANCIAL RESULTS
WARSAW, Ind., April 9, 2013 – Biomet, Inc. announced today financial results for its third fiscal quarter ended February 28, 2013.

•	Net sales increased 9% (9% constant currency) worldwide to approximately $772 million

•	Net sales, excluding the Trauma Acquisition, were flat (increased 1% constant currency) worldwide

•	S.E.T. sales increased 71% (73% constant currency) worldwide to $161 million and increased 62% in the U.S.

•	Excluding the Trauma Acquisition, S.E.T. sales increased 8% (9% constant currency) worldwide and grew 11% in the U.S.

•	Extremity sales grew 18% (19% constant currency) worldwide, with 26% U.S. growth
Third Quarter Financial Results
Net sales during the third quarter of fiscal year 2013 increased 9% to $771.5 million, compared to net sales of $708.9 million during the third quarter of fiscal year 2012. Excluding the effect of foreign currency, net sales increased 9% during the third quarter. U.S. net sales increased 9% to $472.9 million during the third quarter, while Europe net sales increased 5% (4% constant currency) to $184.7 million and International (primarily Canada, South America, Mexico and the Pacific Rim) net sales increased 15% (20% constant currency) to $113.9 million. There were two fewer selling days during the quarter compared to the prior year quarter.
Special items (pre-tax) totaled $462.7 million during the third quarter, including a $334.1 million non-cash goodwill and intangible asset impairment charge related to our dental reconstructive reporting unit due to evidence of continued declining industry market growth rates in certain European and Asia Pacific markets and corresponding unfavorable margin trends, $70.5 million of non-cash amortization expense related to the 2007 Merger, $23.0 million of legal expenses and $5.8 million of stock compensation expense. The remaining $29.3 million of special items were primarily associated with the Trauma Acquisition and the Company’s ongoing operational improvement program.
Reported operating loss during the third quarter of fiscal year 2013 was $237.4 million, compared to operating income of $108.1 million during the third quarter of fiscal year 2012. Excluding special items, adjusted operating income totaled $225.0 million during the third quarter of fiscal year 2013, compared to $216.1 million for the third quarter of fiscal year 2012.
Reported net loss during the third quarter of fiscal year 2013 was $304.5 million, compared to a net loss of $16.5 million during the third quarter of fiscal year 2012. Excluding special items, adjusted net income totaled $80.4 million during the third quarter of fiscal year 2013, compared to $55.1 million for the third quarter of fiscal year 2012.
Excluding special items, adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) was $275.4 million, or 35.7% of net sales, during the third quarter of fiscal year 2013, compared to $260.5 million, or 36.7% of net sales, for the third quarter of fiscal year 2012.
Interest expense decreased to $88.8 million during the third quarter of fiscal year 2013, compared to $117.2 million during the third quarter of the prior year, primarily due to lower average interest rates on our term loans and lower bond interest as a result of refinancing activities.
Reported cash flow from operations was $145.2 million during the third quarter of fiscal year 2013, compared to reported cash flow from operations of $157.5 million for the third quarter of fiscal year 2012. Free cash flow (operating cash flow minus capital expenditures) was $102.4 million, which reflected $97.5 million of cash interest paid in the quarter, compared to free cash flow of $116.0 million during the third quarter of fiscal year 2012, which reflected $47.3 million of cash interest paid.
At February 28, 2013, reported gross debt was $5,978.4 million, and cash and cash equivalents, as defined in the Company’s Amended and Restated Credit Agreement dated August 2, 2012, totaled $217.4 million, resulting in net debt of $5,761.0 million, compared to $5,335.4 million at May 31, 2012, reflecting the impact of the Trauma Acquisition, our debt refinancing activities and foreign currency translation on our Euro-denominated debt.
Biomet’s senior secured leverage ratio as of February 28, 2013 was 2.87 times the last twelve months (“LTM”) adjusted EBITDA, as defined by our credit agreement, compared to 4.01 times at May 31, 2008, the first fiscal year-end following the Merger. The total (net debt) leverage ratio was 5.34 times LTM adjusted EBITDA at February 28, 2013, compared to 6.97 times at May 31, 2008.

Biomet's President and Chief Executive Officer Jeffrey R. Binder commented, “We performed very well during our fiscal third quarter, with 9% net sales growth on both a reported and a constant currency basis, and 6% Adjusted EBITDA growth.  Despite two fewer selling days in our fiscal third quarter compared to our prior year quarter, our Large Joint Reconstructive sales increased 1% on a constant currency basis, while our Sports, Extremities and Trauma (S.E.T.) sales, excluding our trauma acquisition, grew at a constant currency rate of 9%.”
The following table provides third quarter net sales performance by product category:

	Third Quarter Net Sales Performance
	(in millions, except percentages, unaudited)
	Worldwide Reported Quarter 3 - FY 2013	Worldwide Reported Growth %	Worldwide CC Growth %*	United States Growth %
Large Joint Reconstructive	$423.9	—%	1%	1%
Knees		—%	1%	1%
Hips		—%	1%	1%
Bone Cement and Other		—%	(1)%	2%
Sports, Extremities, Trauma (S.E.T.)	161.4	71%	73%	62%
Sports Medicine		3%	3%	(5)%
Extremities		18%	19%	26%
Trauma		291%	296%	291%
Spine & Bone Healing	72.1	(4)%	(4)%	(6)%
Spine		(1)%	(1)%	(3)%
Bone Healing		(13)%	(13)%	(13)%
Dental	64.4	(2)%	(1)%	7%
Other	49.7	(3)%	(4)%	(1)%
Net Sales	$771.5	9%	9%	9%
Sports, Extremities, Trauma (S.E.T.) excluding Trauma Acquisition*		8%	9%	11%
Trauma excluding Trauma Acquisition*		(1)%	—%	8%
Net Sales excluding Trauma Acquisition*		—%	1%	2%

*	See Non-GAAP Financial Measures Disclosure
About Biomet
Biomet, Inc. and its subsidiaries design, manufacture and market products used primarily by musculoskeletal medical specialists in both surgical and non-surgical therapy. Biomet's product portfolio encompasses large joint reconstructive products, including orthopedic joint replacement devices, and bone cements and accessories; sports medicine, extremities and trauma products, including internal and external orthopedic fixation devices; spine and bone healing products, including spine hardware, spinal stimulation devices, and orthobiologics, as well as electrical bone growth stimulators; dental reconstructive products; and other products, including microfixation products and autologous therapies. Headquartered in Warsaw, Indiana, Biomet and its subsidiaries currently distribute products in approximately 90 countries.
Contacts
For further information contact Daniel P. Florin, Senior Vice President and Chief Financial Officer, at (574) 372-1687 or Barbara Goslee, Director, Investor Relations at (574) 372-1514.
Financial Schedule Presentation
The Company’s unaudited condensed consolidated financial statements as of and for the three and nine months ended February 28, 2013 and February 29, 2012 and other financial data included in this press release have been prepared in a manner that complies, in all material respects, with generally accepted accounting principles in the United States (except with respect to certain non-GAAP financial measures discussed below), and reflects purchase accounting adjustments related to the Merger referenced below and the Trauma Acquisition.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements are often indicated by the use of words such as “will,” “intend,” “anticipate,” “estimate,” “expect,” “plan” and similar expressions. Forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from those contemplated by the forward looking statements due to, among others, the following factors: the success of the Company’s principal product lines; the results of the ongoing investigation by the United States Department of Justice; the ability to successfully implement new technologies; the Company’s ability to sustain sales and earnings growth; the Company’s success in achieving timely approval or clearance of its products with domestic and foreign regulatory entities; the impact to the business as a result of compliance with federal, state and foreign governmental regulations and with the Deferred Prosecution Agreement; the impact to the business as a result of the economic downturn in both foreign and domestic markets; the impact of federal health care reform; the impact of anticipated changes in the musculoskeletal industry and the ability of the Company to react to and capitalize on those changes; the ability of the Company to successfully implement its desired organizational changes and cost-saving initiatives; the ability of the Company to successfully integrate the Trauma Acquisition; the impact to the business as a result of the Company’s significant international operations, including, among others, with respect to foreign currency fluctuations and the success of the Company’s transition of certain manufacturing operations to China; the impact of the Company’s managerial changes; the ability of the Company’s customers to receive adequate levels of reimbursement from third-party payors; the Company’s ability to maintain its existing intellectual property rights and obtain future intellectual property rights; the impact to the business as a result of cost containment efforts of group purchasing organizations; the Company’s ability to retain existing independent sales agents for its products; the impact of product liability litigation losses; and other factors set forth in the Company’s filings with the SEC, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or non-occurrence of future events. There can be no assurance as to the accuracy of forward-looking statements contained in this press release. The inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that the Company’s objectives will be achieved. The Company undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements which speak only as of the date on which they were made.
*Non-GAAP Financial Measures:
Management uses non-GAAP financial measures, such as net sales excluding the impact of the Trauma Acquisition, foreign currency (constant currency), operating income as adjusted, Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) as adjusted, net income as adjusted, gross profit as adjusted, selling, general and administrative expense as adjusted, research and development expense as adjusted, cash and cash equivalents (as defined by our credit agreement), net debt, senior secured leverage ratio, total leverage ratio, free cash flow, and unlevered free cash flow. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included elsewhere in the press release.
The term “adjusted” or “as adjusted,” a non-GAAP financial measure, refers to financial performance measures that exclude certain income statement line items, such as interest, taxes, depreciation or amortization, other (income) expense, and/or exclude certain expenses as defined by our credit agreement, such as restructuring charges, non-cash impairment charges, integration and facilities opening costs or other business optimization expenses, new systems design and implementation costs, certain start-up costs and costs related to consolidation of facilities, loss on extinguishment of debt, certain non-cash charges, advisory fees paid to the Company’s private equity owners, certain severance charges, purchase accounting costs, stock-based compensation, litigation costs, and other related charges.

These non-GAAP financial measures are not in accordance with, or an alternative for, GAAP in the United States. Biomet management believes that these non-GAAP financial measures provide useful information to investors; however, this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for financial information prepared in accordance with GAAP.
Non-GAAP Reconciliation
A reconciliation of reported results to adjusted results is included in this press release, which is also posted on Biomet’s website: www.biomet.com
Reclassifications
Certain prior period amounts have been reclassified to conform to the current presentation. The current presentation aligns with how the Company presently reports sales and markets its products.

The Merger
Biomet, Inc. finalized the merger with LVB Acquisition Merger Sub, Inc., a wholly-owned subsidiary of LVB Acquisition, Inc., which we refer to in this press release as the “Merger”, on September 25, 2007. LVB Acquisition, Inc. is indirectly owned by investment partnerships directly or indirectly advised or managed by The Blackstone Group, Goldman Sachs & Co., Kohlberg Kravis Roberts & Co. and TPG Global.
Trauma Acquisition
On May 24, 2012, DePuy Orthopaedics, Inc. accepted the Company’s binding offer to purchase certain assets representing substantially all of DePuy’s worldwide trauma business (“Trauma Acquisition”), which involves researching, developing, manufacturing, marketing, distributing and selling products to treat certain bone fractures or deformities in the human body, including certain intellectual property assets, and to assume certain liabilities, for approximately $280.0 million in cash. On June 15, 2012, the Company announced the initial closing of the transaction. During the first and second quarters of fiscal year 2013 subsequent closings in various foreign countries occurred on a staggered basis, with the final closing occurring on December 7, 2012. The Company acquired the DePuy worldwide trauma business to strengthen its trauma business and to continue to build a stronger presence in the global trauma market.

Biomet, Inc.
Product Net Sales
Three Month Period Ended February 28, 2013 and February 29, 2012
(in millions, except percentages, unaudited)

	Three Months Ended February 28, 2013	Three Months Ended February 29, 2012	Reported Growth %	Constant Currency* Growth %
Large Joint Reconstructive	$423.9	$422.7	—%	1%
Sports, Extremities, Trauma (S.E.T.)	161.4	94.3	71%	73%
Spine & Bone Healing	72.1	74.9	(4)%	(4)%
Dental	64.4	65.6	(2)%	(1)%
Other	49.7	51.4	(3)%	(4)%
Net Sales	$771.5	$708.9	9%	9%
Sports, Extremities, Trauma (S.E.T.) excluding Trauma Acquisition*	102.0	94.3	8%	9%
Net Sales, excluding Trauma Acquisition*	712.1	708.9	—%	1%

	Three Months Ended February 28, 2013 Net Sales Growth As Reported	Currency Impact*	Three Months Ended February 28, 2013 Net Sales Growth in Local Currencies*
Large Joint Reconstructive	—%	1%	1%
Knees	—%	1%	1%
Hips	—%	1%	1%
Bone Cement and Other	—%	(1)%	(1)%
Sports, Extremities, Trauma (S.E.T.)	71%	2%	73%
Sports Medicine	3%	—%	3%
Extremities	18%	1%	19%
Trauma	291%	5%	296%
Spine & Bone Healing	(4)%	—%	(4)%
Spine	(1)%	—%	(1)%
Bone Healing	(13)%	—%	(13)%
Dental	(2)%	1%	(1)%
Other	(3)%	(1)%	(4)%
Net Sales	9%	—%	9%
Sports, Extremities, Trauma (S.E.T.) excluding Trauma Acquisition*	8%	1%	9%
Trauma excluding Trauma Acquisition*	(1)%	1%	—%
Net Sales excluding Trauma Acquisition*	—%	1%	1%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.
Product Net Sales
Nine Month Period Ended February 28, 2013 and February 29, 2012
(in millions, except percentages, unaudited)

	Nine Months Ended February 28, 2013	Nine Months Ended February 29, 2012	Reported Growth %	Currency* Growth %
Large Joint Reconstructive	$1,261.1	$1,259.2	—%	2%
Sports, Extremities, Trauma (S.E.T.)	440.9	263.4	67%	70%
Spine & Bone Healing	224.3	224.9	—%	—%
Dental	188.5	198.5	(5)%	(3)%
Other	154.2	152.6	1%	3%
Net Sales	$2,269.0	$2,098.6	8%	10%
Sports, Extremities, Trauma (S.E.T.) excluding Trauma Acquisition*	290.0	263.4	10%	11%
Net Sales, excluding Trauma Acquisition*	2,118.1	2,098.6	1%	3%

	Nine Months Ended February 28, 2013 Net Sales Growth As Reported	Currency Impact*	Nine Months Ended February 28, 2013 Net Sales Growth in Local Currencies*
Large Joint Reconstructive	—%	2%	2%
Knees	—%	2%	2%
Hips	—%	2%	2%
Bone Cement and Other	—%	2%	2%
Sports, Extremities, Trauma (S.E.T.)	67%	3%	70%
Sports Medicine	8%	2%	10%
Extremities	18%	1%	19%
Trauma	250%	6%	256%
Spine & Bone Healing	—%	—%	—%
Spine	4%	1%	5%
Bone Healing	(12)%	—%	(12)%
Dental	(5)%	2%	(3)%
Other	1%	2%	3%
Net Sales	8%	2%	10%
Sports, Extremities, Trauma (S.E.T.) excluding Trauma Acquisition*	10%	1%	11%
Trauma excluding Trauma Acquisition*	(1)%	1%	—%
Net Sales excluding Trauma Acquisition*	1%	2%	3%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.
Geographic Net Sales
Three Month Period Ended February 28, 2013 and February 29, 2012
(in millions, except percentages, unaudited)

	Three Months Ended February 28, 2013	Three Months Ended February 29, 2012	Reported Growth %	Constant Currency* Growth %
Geographic Sales:
United States	$472.9	$432.8	9%	9%
Europe	184.7	176.7	5%	4%
International	113.9	99.4	15%	20%
Net Sales	$771.5	$708.9	9%	9%

	Three Months Ended February 28, 2013 Net Sales Growth As Reported	Currency Impact*	Three Months Ended February 28, 2013 Net Sales Growth Local Currencies*
United States	9%	—%	9%
Europe	5%	(1)%	4%
International	15%	5%	20%
Total	9%	—%	9%

*	See Non-GAAP Financial Measures Disclosure
Biomet, Inc.
Geographic Net Sales excluding Trauma Acquisition*
Three Month Period Ended February 28, 2013 and February 29, 2012
(in millions, except percentages, unaudited)

	Three Months Ended February 28, 2013	Three Months Ended February 29, 2012	Reported Growth %	Constant Currency* Growth %
Geographic Sales excluding Trauma Acquisition*:
United States	$439.9	$432.8	2%	2%
Europe	170.2	176.7	(4)%	(5)%
International	102.0	99.4	3%	7%
Net Sales	$712.1	$708.9	—%	1%

	Three Months Ended February 28, 2013 Net Sales Growth As Reported	Currency Impact*	Three Months Ended February 28, 2013 Net Sales Growth Local Currencies*
United States	2%	—%	2%
Europe	(4)%	(1)%	(5)%
International	3%	4%	7%
Total	—%	1%	1%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.
Geographic Net Sales
Nine Month Period Ended February 28, 2013 and February 29, 2012
(in millions, except percentages, unaudited)

	Nine Months Ended February 28, 2013	Nine Months Ended February 29, 2012	Reported Growth %	Constant Currency* Growth %
Geographic Sales:
United States	$1,395.9	$1,273.8	10%	10%
Europe	521.5	520.3	—%	5%
International	351.6	304.5	15%	19%
Net Sales	$2,269.0	$2,098.6	8%	10%

	Nine Months Ended February 28, 2013 Net Sales Growth As Reported	Currency Impact*	Nine Months Ended February 28, 2013 Net Sales Growth Local Currencies*
United States	10%	—%	10%
Europe	—%	5%	5%
International	15%	4%	19%
Total	8%	2%	10%

*	See Non-GAAP Financial Measures Disclosure
Biomet, Inc.
Geographic Net Sales excluding Trauma Acquisition*
Nine Month Period Ended February 28, 2013 and February 29, 2012
(in millions, except percentages, unaudited)

	Nine Months Ended February 28, 2013	Nine Months Ended February 29, 2012	Reported Growth %	Constant Currency* Growth %
Geographic Sales excluding Trauma Acquisition*:
United States	$1,309.5	$1,273.8	3%	3%
Europe	485.2	520.3	(7)%	(2)%
International	323.4	304.5	6%	9%
Net Sales	$2,118.1	$2,098.6	1%	3%

	Nine Months Ended February 28, 2013 Net Sales Growth As Reported	Currency Impact*	Nine Months Ended February 28, 2013 Net Sales Growth Local Currencies*
United States	3%	—%	3%
Europe	(7)%	5%	(2)%
International	6%	3%	9%
Total	1%	2%	3%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.
As Reported Consolidated Statements of Operations
(in millions, except percentages, unaudited)

	Three Months Ended February 28, 2013	Three Months Ended February 29, 2012
Net sales	$771.5	$708.9
Cost of sales	271.9	219.7
Gross profit	499.6	489.2
Gross profit percentage	64.8%	69.0%
Selling, general and administrative expense	293.8	268.4
Research and development expense	35.0	30.1
Amortization	74.1	82.6
Goodwill and intangible assets impairment charge	334.1	—
Operating income (loss)	(237.4)	108.1
Percentage of Net Sales	(30.8)%	15.2%
Interest expense	88.8	117.2
Other (income) expense	10.9	(2.8)
Loss before income taxes	(337.1)	(6.3)
Provision (benefit) for income taxes	(32.6)	10.2
Tax rate	9.7%	(161.9)%
Net loss	$(304.5)	$(16.5)
Percentage of Net Sales	(39.5)%	(2.3)%

Biomet, Inc.
As Reported Consolidated Statements of Operations
(in millions, except percentages, unaudited)

	Nine Months Ended February 28, 2013	Nine Months Ended February 29, 2012
Net sales	$2,269.0	$2,098.6
Cost of sales	736.0	669.9
Gross profit	1,533.0	1,428.7
Gross profit percentage	67.6%	68.1%
Selling, general and administrative expense	886.7	800.9
Research and development expense	107.2	93.2
Amortization	230.2	250.0
Goodwill and intangible assets impairment charge	334.1	—
Operating income (loss)	(25.2)	284.6
Percentage of Net Sales	(1.1)%	13.6%
Interest expense	310.8	363.4
Other (income) expense	172.4	9.3
Loss before income taxes	(508.4)	(88.1)
Benefit from income taxes	(106.2)	(18.4)
Tax rate	20.9%	20.9%
Net loss	$(402.2)	$(69.7)
Percentage of Net Sales	(17.7)%	(3.3)%

Biomet, Inc.
Other Financial Information
Reconciliation of Operating Income (Loss), as reported to Operating Income, as adjusted*
(in millions, unaudited)

	Three Months Ended February 28, 2013	Three Months Ended February 29, 2012
Operating income (loss), as reported	$(237.4)	$108.1
Purchase accounting depreciation and amortization	70.5	82.1
Inventory step-up related to the Trauma Acquisition	2.4	—
Stock-based compensation expense	5.8	3.5
Litigation settlements and reserves and other legal fees	23.0	12.8
Trauma Acquisition costs	1.1	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	6.3	6.9
Product rationalization charges	16.4	—
Sponsor fee	2.8	2.7
Goodwill and intangible assets impairment charge	334.1	—
Total items (pre-tax) excluded per our credit agreement	462.4	108.0
Operating income, as adjusted*	$225.0	$216.1

*	See Non-GAAP Financial Measures Disclosure
Biomet, Inc.
Other Financial Information
Reconciliation of Operating Income (Loss), as reported to Operating Income, as adjusted*
(in millions, unaudited)

	Nine Months Ended February 28, 2013	Nine Months Ended February 29, 2012
Operating income (loss), as reported	$(25.2)	$284.6
Purchase accounting depreciation and amortization	218.3	252.7
Inventory step-up related to the Trauma Acquisition	3.3	—
Stock-based compensation expense	32.3	12.2
Litigation settlements and reserves and other legal fees	32.4	21.3
Trauma Acquisition costs	10.3	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	18.5	39.8
Product rationalization charges	24.5	—
Sponsor fee	8.2	7.5
Goodwill and intangible assets impairment charge	334.1	—
Total items (pre-tax) excluded per our credit agreement	681.9	333.5
Operating income, as adjusted*	$656.7	$618.1

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.
Other Financial Information
Reconciliation of Operating Income (Loss), as reported to EBITDA, as adjusted*
(in millions, except percentages, unaudited)

	Three Months Ended February 28, 2013	Three Months Ended February 29, 2012
Operating income (loss), as reported	$(237.4)	$108.1
Depreciation and amortization	122.7	126.5
Inventory step-up related to the Trauma Acquisition	2.4	—
Stock-based compensation expense	5.8	3.5
Litigation settlements and reserves and other legal fees	23.0	12.8
Trauma Acquisition costs	1.1	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	6.3	6.9
Product rationalization charges	14.6	—
Sponsor fee	2.8	2.7
Goodwill and intangible assets impairment charge	334.1	—
EBITDA, as adjusted*	$275.4	$260.5
Net sales	$771.5	$708.9
EBITDA percentage, as adjusted*	35.7%	36.7%

*	See Non-GAAP Financial Measures Disclosure
Biomet, Inc.
Other Financial Information
Reconciliation of Operating Income (Loss), as reported to EBITDA, as adjusted*
(in millions, except percentages, unaudited)

	Nine Months Ended February 28, 2013	Nine Months Ended February 29, 2012
Operating income (loss), as reported	$(25.2)	$284.6
Depreciation and amortization	364.8	388.0
Inventory step-up related to the Trauma Acquisition	3.3	—
Stock-based compensation expense	32.3	12.2
Litigation settlements and reserves and other legal fees	32.4	21.3
Trauma Acquisition costs	10.3	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	18.5	39.8
Product rationalization charges	22.7	—
Sponsor fee	8.2	7.5
Goodwill and intangible assets impairment charge	334.1	—
EBITDA, as adjusted*	$801.4	$753.4
Net sales	$2,269.0	$2,098.6
EBITDA percentage, as adjusted*	35.3%	35.9%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.
Other Financial Information
Reconciliation of Net Loss, as reported to Net Income, as adjusted*
(in millions, unaudited)

	Three Months Ended February 28, 2013	Three Months Ended February 29, 2012
Net loss, as reported	$(304.5)	$(16.5)
Purchase accounting depreciation and amortization	70.5	82.1
Inventory step-up related to the Trauma Acquisition	2.4	—
Stock-based compensation expense	5.8	3.5
Litigation settlements and reserves and other legal fees	23.0	12.8
Trauma Acquisition costs	1.1	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	3.2	6.9
Loss on extinguishment of debt	3.4	—
Product rationalization charges	16.4	—
Sponsor fee	2.8	2.7
Goodwill and intangible assets impairment charge	334.1	—
Tax effect on special and purchase accounting items**	(77.8)	(36.4)
Net income, as adjusted*	$80.4	$55.1

*	See Non-GAAP Financial Measures Disclosure

**	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred
Biomet, Inc.
Other Financial Information
Reconciliation of Net Loss, as reported to Net Income, as adjusted*
(in millions, unaudited)

	Nine Months Ended February 28, 2013	Nine Months Ended February 29, 2012
Net loss, as reported	$(402.2)	$(69.7)
Purchase accounting depreciation and amortization	218.3	252.7
Inventory step-up related to the Trauma Acquisition	3.3	—
Stock-based compensation expense	32.3	12.2
Litigation settlements and reserves and other legal fees	32.4	21.3
Trauma Acquisition costs	10.3	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	15.4	39.8
Loss on extinguishment of debt	171.1	—
Product rationalization charges	24.5	—
Sponsor fee	8.2	7.5
Goodwill and intangible assets impairment charge	334.1	—
Tax effect on special and purchase accounting items**	(212.7)	(117.1)
Net income, as adjusted*	$235.0	$146.7

*	See Non-GAAP Financial Measures Disclosure

**	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred

Biomet, Inc.
Other Financial Information
Reconciliation of Gross Profit, as reported to Gross Profit, as adjusted*
(in millions, except percentages, unaudited)

	Three Months Ended February 28, 2013	Three Months Ended February 29, 2012
Gross profit, as reported	$499.6	$489.2
Purchase accounting depreciation	—	1.6
Inventory step-up related to the Trauma Acquisition	2.4	—
Stock-based compensation expense	0.3	0.2
Litigation settlements and reserves and other legal fees	18.2	2.1
Trauma Acquisition costs	0.2	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	5.0	6.3
Product rationalization charges	16.4	—
Gross profit, as adjusted*	$542.1	$499.4
Net sales	$771.5	$708.9
Gross profit percentage, as reported	64.8%	69.0%
Gross profit percentage, as adjusted*	70.3%	70.4%

*	See Non-GAAP Financial Measures Disclosure
Biomet, Inc.
Other Financial Information
Reconciliation of Gross Profit, as reported to Gross Profit, as adjusted*
(in millions, except percentages, unaudited)

	Nine Months Ended February 28, 2013	Nine Months Ended February 29, 2012
Gross profit, as reported	$1,533.0	$1,428.7
Purchase accounting depreciation	(1.1)	10.7
Inventory step-up related to the Trauma Acquisition	3.3	—
Stock-based compensation expense	2.0	0.7
Litigation settlements and reserves and other legal fees	23.1	2.0
Trauma acquisition costs	1.8	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	11.9	28.8
Product rationalization charges	24.5	—
Gross profit, as adjusted*	$1,598.5	$1,470.9
Net sales	$2,269.0	$2,098.6
Gross profit percentage, as reported	67.6%	68.1%
Gross profit percentage, as adjusted*	70.4%	70.1%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.
Other Financial Information
Reconciliation of Selling, General and Administrative Expense, as reported to Selling, General and Administrative Expense, as adjusted*
(in millions, except percentages, unaudited)

	Three Months Ended February 28, 2013	Three Months Ended February 29, 2012
Selling, general and administrative expense, as reported	$293.8	$268.4
Stock-based compensation expense	(4.6)	(2.8)
Litigation settlements and reserves and other legal fees	(4.8)	(10.7)
Trauma Acquisition costs	(0.9)	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, and other related costs)	(1.3)	(0.6)
Sponsor fee	(2.8)	(2.7)
Selling, general and administrative expense, as adjusted*	$279.4	$251.6
Net sales	$771.5	$708.9
SG&A as a percentage of net sales, as reported	38.1%	37.9%
SG&A as a percentage of net sales, as adjusted*	36.2%	35.5%

*	See Non-GAAP Financial Measures Disclosure
Biomet, Inc.
Other Financial Information
Reconciliation of Selling, General and Administrative Expense, as reported to Selling, General and Administrative Expense, as adjusted*
(in millions, except percentages, unaudited)

	Nine Months Ended February 28, 2013	Nine Months Ended February 29, 2012
Selling, general and administrative expense, as reported	$886.7	$800.9
Stock-based compensation expense	(25.3)	(10.1)
Litigation settlements and reserves and other legal fees	(9.3)	(19.3)
Trauma acquisition costs	(8.5)	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, and other related costs)	(6.4)	(10.8)
Sponsor fee	(8.2)	(7.5)
Selling, general and administrative expense, as adjusted*	$829.0	$753.2
Net sales	$2,269.0	$2,098.6
SG&A as a percentage of net sales, as reported	39.1%	38.2%
SG&A as a percentage of net sales, as adjusted*	36.5%	35.9%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.
Other Financial Information
Reconciliation of Research and Development Expense, as reported to Research and Development Expense, as adjusted*
(in millions, except percentages, unaudited)

	Three Months Ended February 28, 2013	Three Months Ended February 29, 2012
Research and development expense, as reported	$35.0	$30.1
Stock-based compensation expense	(0.9)	(0.5)
Research and development expense, as adjusted*	$34.1	$29.6
Net sales	$771.5	$708.9
R&D as a percentage of net sales, as reported	4.5%	4.2%
R&D as a percentage of net sales, as adjusted*	4.4%	4.2%

*	See Non-GAAP Financial Measures Disclosure
Biomet, Inc.
Other Financial Information
Reconciliation of Research and Development Expense, as reported to Research and Development Expense, as adjusted*
(in millions, except percentages, unaudited)

	Nine Months Ended February 28, 2013	Nine Months Ended February 29, 2012
Research and development expense, as reported	$107.2	$93.2
Stock-based compensation expense	(5.0)	(1.4)
Operational restructuring and consulting expenses related to operational initiatives (severance, and other related costs)	(0.2)	(0.2)
Research and development expense, as adjusted*	$102.0	$91.6
Net sales	$2,269.0	$2,098.6
R&D as a percentage of net sales, as reported	4.7%	4.4%
R&D as a percentage of net sales, as adjusted*	4.5%	4.4%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.
Condensed Consolidated Balance Sheets
(in millions, unaudited)

	(Preliminary) February 28, 2013	May 31, 2012
Assets
Cash and cash equivalents	$217.4	$492.4
Accounts receivable, net	545.9	491.6
Short-term investments	—	2.5
Inventories	643.3	543.2
Current deferred income taxes	62.1	52.5
Prepaid expenses and other	134.3	129.1
Property, plant and equipment, net	679.4	593.6
Intangible assets, net	3,662.4	3,930.4
Goodwill	3,927.5	4,114.4
Other assets	129.4	70.7
Total Assets	$10,001.7	$10,420.4
Liabilities and Shareholder’s Equity
Current liabilities, excluding debt	$450.5	$474.9
Current portion of long-term debt	34.5	35.6
Long-term debt, net of current portion	5,943.9	5,792.2
Deferred income taxes, long-term	1,100.9	1,257.8
Other long-term liabilities	205.9	177.8
Shareholder’s equity	2,266.0	2,682.1
Total Liabilities and Shareholder’s Equity	$10,001.7	$10,420.4
Net Debt (a)*	$5,761.0	$5,335.4

(a)	Net debt is the sum of total debt less cash and cash equivalents, as defined by the credit agreement.

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.
Other Financial Information
Reconciliation of Senior Secured Leverage Ratio and Total Leverage Ratio*
(in millions, except ratios, unaudited)

	February 28, 2013		May 31, 2008
Senior Secured Debt:
USD Term Loan	$2,226.7		$2,328.3
EUR Term Loan	1,085.0		1,355.2
Asset Based Revolver	—		—
Cash Flow Revolvers	—		—
Consolidated Senior Secured Debt	3,311.7	A	3,683.5	E
Senior Notes	2,664.1		2,570.7
European Facilities	2.6		46.6
Consolidated Total Debt	5,978.4		6,300.8
Cash and Cash Equivalents* **	(217.4)	B	(127.6)	F
Net Debt*	$5,761.0	C	$6,173.2	G
LTM Adjusted EBITDA
Quarter 4 Fiscal 2012 Adjusted EBITDA	277.7
Quarter 1 Fiscal 2013 Adjusted EBITDA	237.8
Quarter 2 Fiscal 2013 Adjusted EBITDA	288.2
Quarter 3 Fiscal 2013 Adjusted EBITDA	275.4
“Run Rate” Cost Savings**	—
Quarter 3 2013 LTM Adjusted EBITDA*	$1,079.1	D
Fiscal 2008 LTM Adjusted EBITDA			829.1
“Run Rate” Cost Savings**			57.0
Fiscal 2008 LTM Adjusted EBITDA*			$886.1	H
Senior Secured Leverage Ratio*	2.87	A+B / D	4.01	E+F / H
Total Leverage Ratio*	5.34	C / D	6.97	G / H

*	See Non-GAAP Financial Measures Disclosure

**	As defined by the Amended and Restated Credit Agreement dated August 2, 2012

Biomet, Inc.
Other Financial Information
Reconciliation of Operating Income (Loss) or Net Loss, as reported to EBITDA, as adjusted*
(in millions, unaudited)

Three Months Ended May 31, 2012
Operating Income (Loss), as reported	$(378.0)
Depreciation	44.2
Amortization	77.2
Stock-based compensation expense	3.8
Litigation settlements and reserves and other legal fees	(12.7)
Trauma Acquisition costs	4.6
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	6.0
Sponsor fee	2.8
Goodwill and intangible assets impairment charge	529.8
EBITDA, as adjusted*	$277.7

Year Ended May 31, 2008
Net loss, as reported	$(1,018.8)
Depreciation	140.8
Amortization	329.8
Interest expense	516.6
Other (income) expense	9.1
Income tax benefit	(257.4)
Additional cost of sales for inventory write up to fair value	160.2
In-process research and development	479.0
Financing fees related to merger	171.6
Share-based payment	25.8
In-the-money stock option settlement	112.8
Distributor agreements	41.7
Department of Justice	26.9
Investment banker fee	29.6
Consulting expenses related to operational improvement initiatives, severance for former executives, sponsor fees and other related costs	49.6
Additional legal/merger related fees	11.8

EBITDA, as adjusted*	$829.1

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.
Consolidated Statement of Cash Flows and GAAP Operating Cash Flow Reconciled to Free Cash Flow* & Unlevered Free Cash Flow*
(in millions, unaudited)

	Fiscal 2013
	(Preliminary) Three Months Ended February 28, 2013	(Preliminary) Nine Months Ended February 28, 2013
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	$(304.5)	$(402.2)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	122.7	364.8
Amortization and write off of deferred financing costs	7.3	27.3
Stock-based compensation expense	5.8	32.3
Loss on extinguishment of debt	—	155.2
Provision for doubtful accounts receivable	(1.3)	(0.4)
Realized gain on investments	(0.2)	(0.2)
Goodwill and intangible assets impairment charge	334.1	334.1
Deferred income taxes	(59.9)	(165.4)
Other	9.6	5.9
Changes in operating assets and liabilities, net of acquired assets:
Accounts receivable	3.9	(53.1)
Inventories	1.0	(33.6)
Prepaid expenses	(4.3)	(7.9)
Accounts payable	(14.2)	(28.0)
Income taxes	12.6	5.5
Accrued interest	(11.3)	(12.6)
Accrued expenses and other	43.9	52.1
Net cash provided by operating activities	145.2	273.8
CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Proceeds from sales/maturities of investments	5.5	5.5
Purchases of investments	—	(6.4)
Proceeds from sale of assets	14.0	14.0
Capital expenditures	(42.8)	(149.7)
Acquisitions, net of cash acquired - Trauma Acquisition	—	(280.0)
Other acquisitions, net of cash acquired	(1.2)	(17.2)
Net cash used in investing activities	(24.5)	(433.8)
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Payments under European facilities	(0.3)	(1.0)
Payments under senior secured credit facilities	(8.5)	(25.2)
Proceeds under asset based revolver	—	80.0
Payments under asset based revolver	(70.0)	(80.0)
Proceeds from senior and senior subordinated notes due 2020 and term loans	730.0	3,396.2
Tender/retirement of Senior notes due 2017 and term loans	(720.8)	(3,423.0)
Payment of fees related to refinancing activities	(10.0)	(77.8)
Equity:
Repurchase of LVB Acquisition, Inc. shares	—	(0.1)
Net cash used in financing activities	(79.6)	(130.9)

Effect of exchange rate changes on cash	8.8	15.9
Increase (decrease) in cash and cash equivalents	49.9	(275.0)
Cash and cash equivalents, beginning of period	167.5	492.4
Cash and cash equivalents, end of period	$217.4	$217.4

Free Cash Flow*(1)	$102.4	$124.1
Add back: cash paid for interest	97.5	315.5
Unlevered Free Cash Flow* (2)	$199.9	$439.6

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$97.5	$315.5
Income taxes	$13.2	$49.0

(1)	Defined as cash flow from operations less capital expenditures

(2)	Defined as Free Cash Flow plus cash paid for interest. Commonly used by companies that are highly leveraged to show how assets perform before interest payments.

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.
Consolidated Statement of Cash Flows and GAAP Operating Cash Flow Reconciled to Free Cash Flow* & Unlevered Free Cash Flow*
(in millions, unaudited)

	Fiscal 2012
	Three Months Ended February 29, 2012(1)	Nine Months Ended February 29, 2012(1)
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	$(16.5)	$(69.7)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	126.5	388.0
Amortization and write off of deferred financing costs	2.8	8.3
Stock-based compensation expense	3.5	12.2
Recovery of doubtful accounts receivable	(0.1)	(2.6)
Realized gain on investments	(1.9)	(1.9)
Loss on impairment of investments	2.8	19.3
Property, plant and equipment impairment charge	—	0.4
Deferred income taxes	(33.1)	(120.7)
Other	(3.8)	(2.0)
Changes in operating assets and liabilities, net of acquired assets:
Accounts receivable	(0.5)	(38.4)
Inventories	4.4	9.6
Prepaid expenses	(3.2)	(1.2)
Accounts payable	(10.4)	(4.2)
Income taxes	1.3	19.1
Accrued interest	67.1	61.7
Accrued expenses and other	18.6	13.4
Net cash provided by operating activities	157.5	291.3
CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Proceeds from sales/maturities of investments	8.3	42.0
Purchases of investments	(0.1)	(0.3)
Proceeds from sale of property and equipment	0.6	13.7
Capital expenditures	(41.5)	(122.7)
Acquisitions, net of cash acquired	—	(14.4)
Net cash used in investing activities	(32.7)	(81.7)
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Payments under European facilities	(0.3)	(1.1)
Payments under senior secured credit facilities	(8.6)	(26.6)
Equity:
Repurchase of LVB Acquisition, Inc. shares	(0.1)	(1.2)
Net cash used in financing activities	(9.0)	(28.9)
Effect of exchange rate changes on cash	(3.7)	(12.5)
Increase in cash and cash equivalents	112.1	168.2
Cash and cash equivalents, beginning of period	383.9	327.8
Cash and cash equivalents, end of period	$496.0	$496.0

Free Cash Flow*(2)	$116.0	$168.6
Add back: cash paid for interest	47.3	294.0
Unlevered Free Cash Flow* (3)	$163.3	$462.6

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$47.3	$294.0
Income taxes	$40.1	$76.9
(1) Certain amounts have been adjusted to conform to the current presentation.
(2) Defined as cash flow from operations less capital expenditures
(3) Defined as Free Cash Flow plus cash paid for interest. Commonly used by companies that are highly leveraged to show how assets perform before interest payments.

*	See Non-GAAP Financial Measures Disclosure